                                                                EXHIBIT 10.14(b)

                                    EXHIBIT F

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.

                        PREFERRED STOCK PURCHASE WARRANT
                          VENTANA MEDICAL SYSTEMS, INC.

         THIS CERTIFIES that, for value received, _____________________________ is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and at or prior to 11:59 p.m., Mountain time, on January ___, 2000 (the "Expiration Time"), but not thereafter, to acquire from Ventana Medical Systems, Inc., a Delaware corporation (the "Company"), in whole or from time to time in part, up to ____________ fully paid and nonassessable shares of Series D Preferred Stock of the Company ("Warrant Stock") at a purchase price per share (the "Exercise Price") of $2.15. Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment.

1.       EXERCISE OF WARRANT

         The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby pur chased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock so purchased.

2.       RIGHT TO CONVERT WARRANT

         The registered holder hereof shall have the right to convert this Warrant, in whole or in part, at any time and from time to time at or prior to the Expiration Time, by the surrender of this Warrant and the Notice of Conversion form attached hereto duly executed to the office of the Company at the address set forth in Section 1 hereof (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), into shares of Warrant Stock as provided in this Section 2. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of shares of Warrant Stock of the Company equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

                  A        =       the Fair Market Value (as defined below) of
                                   one share of Warrant Stock on the date of conversion of this Warrant.

                  B        =       the Exercise Price for one share of Warrant
                                   Stock under this Warrant.

                  X        =       the number of shares of Warrant Stock as to
                                   which this Warrant is being converted.

         If the above calculation results in a negative number, then no shares of Warrant Stock shall be issued or issuable upon conversion of this Warrant.

         "Fair Market Value" of a share of Warrant Stock shall mean:

         (a) if the conversion right is being exercised in connection with a reorganization transaction specified in clause (i) of Section 10 hereof, the value of the consideration (determined, in the case of noncash consideration, in good faith by the Board of Directors of the Company) to be received pursuant to such transaction by the holder of one share of Warrant Stock;

         (b) if the conversion right is being exercised in connection with a public offering of common stock of the Company ("Common Stock") in connection with which the Warrant Stock will be converted into Common Stock in accordance with the Company's Restated Certificate of Incorporation (as amended and restated from time to time and including all designations of rights and preferences of preferred stock, the "Certificate"), the price to public of one share of Common Stock in such public offering multiplied by the number of shares of Common Stock issuable upon conversion of one share of Warrant Stock; or

         (c) in all other cases, the fair value as determined in good faith by the Company's Board of Directors.

         Upon conversion of this Warrant in accordance with this Section 2, the registered holder hereof shall be entitled to receive a certificate for the number of shares of Warrant Stock determined in accordance with the foregoing.

3.       ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP

         Certificates for shares purchased hereunder or issuable upon conversion hereof shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise or conversion of this Warrant will, upon such exercise or conversion, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock). The Company agrees that the shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant. With respect to any fraction of a share called for upon the exercise or conversion of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the holder of this Warrant.

4.       CHARGES, TAXES AND EXPENSES

         Issuance of certificates for shares of Warrant Stock upon the exercise or conversion of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

5.       NO RIGHTS AS SHAREHOLDERS

         This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise or conversion hereof.

6. REGISTRATION RIGHTS. The Company hereby grants to the holder hereof, with respect to the shares of Common Stock issuable upon conversion of the Warrant Stock issuable upon exercise or conversion of this Warrant, registration rights identical to those set forth in that certain Restated Investor Rights Agreement dated as of October 17, 1994, as amended, among the Company and the parties listed on the signature pages thereto, and the holder hereof and the Company hereby agree to be bound by all the provisions of such Agreement which relate to registration rights, including without limitation the definitions and the registration rights provisions of Section 1 thereof (consisting of subsections 1.1 through 1.12), as if the holder hereof was a "Holder" of "Registrable Securities" as those terms are defined in such Agreement.

7.       EXCHANGE AND REGISTRY OF WARRANT

         This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer, exercise or conversion, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8.       LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.       SATURDAYS, SUNDAYS AND HOLIDAYS

         If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

10.      MERGER, SALE OF ASSETS, PUBLIC OFFERING ETC.

         If at any time the Company proposes to (i) merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity in a transaction in which the shareholders of the Company immediately before the transaction will own immediately after the transaction less than a majority of the outstanding voting securities of the entity (or its parent) succeeding to the business of the Company or (ii) effect a public offering of its securities pursuant to a registration statement on Form S-1 (or any successor form thereto) filed with and declared effective by the Securities and Exchange Commission and in connection with which the Warrant Stock will be converted into Common Stock pursuant to the Certificate, then the Company shall give the holder of this Warrant forty-five (45) days' prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised or converted by or on the effective date of such transaction, it shall terminate.

11.      RECLASSIFICATION, CONVERSION, ETC.

         If the Company at any time shall, by reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Stock or other securities issuable upon exercise or conversion hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Company shall give the holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

12.      TRANSFERABILITY

         Prior to the Expiration Time and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Company referred to in Section 1 hereof. Any such transfer shall be made in person or by the holder's duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

13.      REPRESENTATIONS AND WARRANTIES

         The Company hereby represents, warrants and covenants to the holder hereof that:

         (a) During the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Series D Preferred Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant;

         (b) During the period this Warrant or the Warrant Stock issuable hereunder is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon conversion of the Warrant Stock issuable upon exercise or conversion of this Warrant;

         (c) The issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise or conversion of this Warrant;

         (d) The Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, to issue the Common Stock issuable upon conversion of the Warrant Stock and to carry out and perform its obligations under the terms of this Warrant; and

         (e) All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, the grant of registration rights as provided herein and the performance of the Company's obligations hereunder has been taken;

         (f) The Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Certificate, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances, and will be issued in compliance with all applicable federal and state securities laws; and

         (g) The issuance of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

14.      GOVERNING LAW

         This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers.

Dated:  ___________, 1995

                                               VENTANA MEDICAL SYSTEMS, INC.

                                               By:  ___________________________

                                               Title:  ________________________

                               NOTICE OF EXERCISE


To:      Ventana Medical Systems, Inc.

         (1) The undersigned hereby elects to purchase __________ shares of Series D Preferred Stock of Ventana Medical Systems, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing said shares of Series D Preferred Stock in the name of the undersigned or in such other name as is specified below:


                        ________________________________
                                     (Name)


                        ________________________________
                                    (Address)


         (3) The undersigned represents that the aforesaid shares of Series D Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

____________________________________           ________________________________
           (Date)                                         (Signature)

                              NOTICE OF CONVERSION


To:      Ventana Medical Systems, Inc.

         (1) The undersigned hereby elects to convert the attached Warrant into such number of shares of Series D Preferred Stock of Ventana Medical Systems, Inc. as is determined pursuant to Section 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

         (2) Please issue a certificate or certificates representing said shares of Series D Preferred Stock in the name of the undersigned or in such other name as is specified below:


                        ________________________________
                                     (Name)


                        ________________________________
                                    (Address)


         (3) The undersigned represents that the aforesaid shares of Series D Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


____________________________________             ______________________________
             (Date)                                       (Signature)

                                 ASSIGNMENT FORM

    (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)



         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________________________________________
                                 (Please Print)

whose address is ______________________________________________________________
                                 (Please Print)

                             Dated: ___________________________________________

                             Holder's Signature:  _____________________________

                             Holder's Address:  _______________________________

                                    ___________________________________________



Guaranteed Signature:  ________________________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.